Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:    Media Relations     CarolAnn Hibbard, 508.661.2264, news@ameresco.com
Investor Relations     Suzanne Messere, 508.598.3044, ir@ameresco.com

Second Quarter 2012 Financial Highlights:

•	Revenue of $164.1 million

•	Net income of $5.2 million

•	Net income per diluted share of $0.11

6 Month Year-to-Date 2012 Financial Highlights:

•	Revenue of $310.7 million

•	Net income of $6.7 million

•	Net income per diluted share of $0.14

FRAMINGHAM, MA - August 7, 2012 - Ameresco, Inc. (NYSE:AMRC) a leading energy efficiency and renewable energy company, today announced financial results for the fiscal quarter ended June 30, 2012. The Company has also furnished prepared remarks in conjunction with this press release in a Current Report on Form 8-K. Those prepared remarks contain supplemental information, including non-GAAP financial metrics, and have been posted to the “Investor Relations” section of the Company's website at www.ameresco.com.

Total revenue for the second quarter of 2012 was $164.1 million, compared to $165.5 million for the same period in 2011, a decrease of 0.8% year-over-year. Operating income for the second quarter of 2012 was $8.3 million, compared to $13.4 million for the second quarter of 2011, a decrease of 38.2% year-over-year. Second quarter 2012 adjusted EBITDA, a non-GAAP financial measure, was $13.9 million, compared to $16.9 million for the same period in 2011, a decrease of 17.8% year-over-year. Net income for the second quarter of 2012 was $5.2 million, compared to $8.8 million for the same period of 2011, a decrease of 41.5% year-over-year. Second quarter 2012 net income per diluted share was $0.11, compared to $0.19 per diluted share for the same period of 2011.

“Ameresco delivered second quarter financial results in line with expectations,” stated George P. Sakellaris, President and Chief Executive Officer of Ameresco. “During the quarter, we continued to execute well on projects in construction, awarded projects increased 40%, total construction backlog reached record levels and revenue from all other offerings increased 56%. However, we are disappointed by the pace of converting awarded projects to signed contracts in a few segments, which is causing us to revise our revenue and net income guidance for 2012. We believe that once normal conversion timing returns in all segments that we will be well positioned for future growth.”

For the six months ended June 30, 2012, we reported total revenue of $310.7 million, compared to $311.9 million for the same period in 2011, a decrease of 0.4% year-over-year. Operating income for the first six months of 2012 was $11.7 million, compared to $21.7 million for the first six months of 2011, a decrease of 46.1% year-over-year. Adjusted EBITDA for the first six months of 2012 was $23.1 million, compared to $28.8 million for the first six months of 2011, a decrease of 19.9% year-over-year. Net income for the first six months of 2012 was $6.7 million, compared to $14.1 million for the first six months of 2011, a decrease of 52.7% year-over-year. Net income per diluted share was $0.14 for the first six months of 2012, compared to $0.31 for the first six months of 2011.

Additional Second Quarter 2012 Operating Highlights:

•	Revenue generated from backlog was $119.8 million for the second quarter of 2012, a decrease of 12.7% year-over-year.

•	All other revenue was $44.8 million for the second quarter of 2012, an increase of 55.6% year-over-year.

•	Operating cash flows were $6.3 million for the second quarter of 2012.

•	Total construction backlog was $1.3 billion as of June 30, 2012 and consisted of:

•
$390.7 million of fully-contracted backlog, which represents signed customer contracts for installation or construction of projects that are expected to convert into revenue over the next 12-24 months, on average; and

•	$909.6 million of awarded projects, which represents estimated future revenue for projects for which contracts are expected to be signed over the next 6-12 months, on average.

FY 2012 Guidance
Ameresco is revising its guidance for the fiscal year ending December 31, 2012. As stated previously, guidance assumed continued improvement in the environment for converting awarded projects to signed contracts for the balance of the year. While awarded projects are converting into signed contracts in many regions as expected, we have experienced a lengthening of backlog conversion times in a few segments, and as a consequence, a portion of revenue that was previously expected to be recognized in the second half of 2012 is now expected to be recognized in 2013. The Company now expects total revenue to be in the range of $695 million to $730 million; and net income in the range of $32 million to $35 million.

Webcast Reminder

Ameresco will hold its earnings conference call today, August 7th, at 8:30 a.m. Eastern Time with President and Chief Executive Officer, George Sakellaris, and Vice President and Chief Financial Officer, Andrew Spence, to discuss details regarding the Company's second quarter 2012 results, business outlook and strategy. Participants may access the conference call by dialing domestically 888.680.0860 or internationally 617.213.4852. The passcode is 46797556. Participants are advised to dial-in at least ten minutes prior to the call to register. Those who wish to only listen to the conference call webcast may do so by visiting the "Investor Relations" section of the Company's website at www.ameresco.com.

Pre-Registration for the call is also available at:
https://www.theconferencingservice.com/prereg/key.process?key= P4RG86BP7. Pre-registrants will be issued a pin number to use when dialing into the live call which will provide faster access to the conference by bypassing the operator upon connection.

Use of Non-GAAP Financial Measures

This press release and the accompanying tables include references to adjusted EBITDA, which is a non-GAAP financial measure. For a description of this non-GAAP financial measure, including the reasons management uses this measure, please see the section following the accompanying tables titled "Exhibit A: Non-GAAP Financial Measures". For a reconciliation of adjusted EBITDA to operating income, the most directly comparable financial measure prepared in accordance with GAAP, please see Other Non-GAAP Disclosure in the accompanying tables.

About Ameresco, Inc.

Founded in 2000, Ameresco, Inc. (NYSE:AMRC) is a leading independent provider of comprehensive services, energy efficiency, infrastructure upgrades, asset sustainability and renewable energy solutions for facilities throughout North America. Ameresco's services include upgrades to a facility's energy infrastructure and the development, construction and operation of renewable energy plants.  Ameresco has successfully completed energy saving, environmentally responsible projects with federal, state and local governments, healthcare and educational institutions, housing authorities, and commercial and industrial customers.  With its corporate headquarters in Framingham, MA, Ameresco provides local expertise through its 63 offices in 34 states and five Canadian provinces. Ameresco has more than 900 employees. For more information, visit www.ameresco.com.

Safe Harbor Statement

Any statements in this press release about future expectations, plans and prospects for Ameresco, Inc., including statements about pipeline and backlog, as well as estimated future revenues and net income, and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the timing of, and ability to, enter into contracts for awarded projects on the terms proposed; the timing of work Ameresco does on projects where it recognizes revenue on a percentage of completion basis, including the ability to perform under recently signed contracts without unusual delay; demand for Ameresco's energy efficiency and renewable energy solutions; the Company's ability to arrange financing for its projects; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy; the ability of customers to cancel or defer contracts included in our backlog; the effects of our recent acquisitions; seasonality in construction and in demand for its products and services; a customer's decision to delay the Company's work on, or other risks involved with, a particular project; availability and costs of labor and equipment; the addition of new customers or the loss of existing customers; and other factors discussed in Ameresco's Annual Report on Form 10-K for the year ended December 31, 2011, filed with the U.S. Securities and Exchange Commission on March 15, 2012. In addition, the forward-looking statements included in this press release represent Ameresco's views as of the date of this press release. Ameresco anticipates that subsequent events and developments will cause its views to change. However, while Ameresco may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Ameresco's views as of any date subsequent to the date of this press release.

AMERESCO, INC. CONSOLIDATED BALANCE SHEETS

	December 31,	June 30,
	2011	2012
		(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$26,277,366	$28,909,987
Restricted cash	12,372,356	15,030,844
Accounts receivable, net	109,296,773	96,645,375
Accounts receivable retainage	26,089,216	24,026,640
Costs and estimated earnings in excess of billings	69,251,022	57,044,768
Inventory, net	8,635,633	9,145,857
Prepaid expenses and other current assets	8,992,963	10,676,285
Income tax receivable	9,662,771	8,227,139
Deferred income taxes	6,456,671	6,456,671
Project development costs	6,027,689	7,183,871
Total current assets	283,062,460	263,347,437
Federal ESPC receivable	110,212,186	135,987,922
Property and equipment, net	7,086,164	8,185,920
Project assets, net	177,854,734	188,063,492
Deferred financing fees, net	2,994,692	2,743,539
Goodwill	47,881,346	47,878,130
Intangible assets, net	12,727,528	9,756,506
Other assets	3,778,357	4,712,843
	362,535,007	397,328,352
	$645,597,467	$660,675,789

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of long-term debt	$11,563,983	$12,268,729
Accounts payable	93,506,089	80,896,210
Accrued expenses and other current liabilities	8,917,723	11,970,730
Book overdraft	7,297,122	—
Billings in excess of cost and estimated earnings	26,982,858	35,223,966
Total current liabilities	148,267,775	140,359,635
Long-term debt, less current portion	196,401,588	207,831,163
Deferred income taxes	29,953,103	29,443,957
Deferred grant income	6,024,099	5,853,486
Other liabilities	28,529,867	28,640,685
	$260,908,657	$271,769,291

AMERESCO, INC. CONSOLIDATED BALANCE SHEETS - (Continued)

	December 31,	June 30,
	2011	2012
		(Unaudited)
Stockholders' equity:
Preferred stock, $0.0001 par value, 5,000,000 shares authorized, no shares issued and outstanding at December 31, 2011 and June 30, 2012	$—	$—
Class A common stock, $0.0001 par value, 500,000,000 shares authorized, 30,713,837 shares issued and 25,880,553 outstanding at December 31, 2011, 31,469,300 shares issued and 26,636,016 outstanding at June 30, 2012	3,071	3,147
Class B common stock, $0.0001 par value, 144,000,000 shares authorized, 18,000,000 shares issued and outstanding at December 31, 2011 and June 30, 2012	1,800	1,800
Additional paid-in capital	86,067,852	91,192,620
Retained earnings	161,335,621	168,009,787
Accumulated other comprehensive loss	(1,868,352)	(1,549,234)
Minority interest	63,614	71,314
Less — treasury stock, at cost, 4,833,284 shares, respectively	(9,182,571)	(9,182,571)
Total stockholders' equity	236,421,035	248,546,863
	$645,597,467	$660,675,789

AMERESCO, INC.
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended June 30,
	2011	2012
	(Unaudited)
Revenue:
Energy efficiency revenue	$123,786,051	$119,819,117
Renewable energy revenue	41,695,892	44,280,788
	165,481,943	164,099,905
Direct expenses:
Energy efficiency expenses	102,247,778	97,873,272
Renewable energy expenses	31,082,490	35,068,772
	133,330,268	132,942,044
Gross profit	32,151,675	31,157,861
Operating expenses:
Salaries and benefits	8,162,669	11,558,732
Project development costs	5,263,216	3,830,866
General, administrative and other	5,368,227	7,509,639
	18,794,112	22,899,237
Operating income	13,357,563	8,258,624
Other expenses, net	(988,569)	(1,063,126)
Income before provision for income taxes	12,368,994	7,195,498
Income tax provision	(3,536,866)	(2,026,630)
Net income	$8,832,128	$5,168,868
Net income per share attributable to common shareholders:
Basic	$0.21	$0.12
Diluted	$0.19	$0.11
Weighted average common shares outstanding:
Basic	42,367,242	44,541,025
Diluted	45,907,748	46,359,323
OTHER NON-GAAP DISCLOSURES
Gross margins:
Energy efficiency revenue	17.4%	18.3%
Renewable energy revenue	25.5%	20.8%
Total	19.4%	19.0%
Operating expenses as a percent of revenue	11.4%	14.0%
Adjusted Earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA):
Operating income	$13,357,563	$8,258,624
Depreciation and amortization	2,849,934	4,769,256
Stock-based compensation	735,526	892,607
Adjusted EBITDA	$16,943,023	$13,920,487
Adjusted EBITDA margin	10.2%	8.5%
Construction backlog:
Awarded	$648,110,662	$909,644,256
Fully-contracted	507,285,241	390,695,907
Total construction backlog	$1,155,395,903	$1,300,340,163
Note: Awarded represents estimated future revenues from projects that have been awarded, though the contracts have not yet been signed.

AMERESCO, INC. CONSOLIDATED STATEMENTS OF INCOME

	Six Months Ended June 30,
	2011	2012
		(Unaudited)
Revenue:
Energy efficiency revenue	$229,979,316	$233,201,787
Renewable energy revenue	81,922,396	77,471,487
	311,901,712	310,673,274
Direct expenses:
Energy efficiency expenses	188,609,201	187,493,047
Renewable energy expenses	63,157,803	62,798,556
	251,767,004	250,291,603
Gross profit	60,134,708	60,381,671
Operating expenses:
Salaries and benefits	18,247,401	25,927,944
Project development costs	9,664,793	8,047,218
General, administrative and other	10,561,561	14,723,095
	38,473,755	48,698,257
Operating income	21,660,953	11,683,414
Other expenses, net	(1,889,006)	(2,400,731)
Income before provision for income taxes	19,771,947	9,282,683
Income tax provision	(5,651,534)	(2,608,517)
Net income	$14,120,413	$6,674,166
Net income per share attributable to common shareholders:
Basic	$0.34	$0.15
Diluted	$0.31	$0.14
Weighted average common shares outstanding:
Basic	41,847,646	44,343,059
Diluted	45,285,650	46,143,932
OTHER NON-GAAP DISCLOSURES
Gross margins:
Energy efficiency revenue	18.0%	19.6%
Renewable energy revenue	22.9%	18.9%
Total	19.3%	19.4%
Operating expenses as a percent of revenue	12.3%	15.7%
Adjusted Earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA):
Operating income	$21,660,953	$11,683,414
Depreciation and amortization	5,532,335	9,708,503
Stock-based compensation	1,594,576	1,674,060
Adjusted EBITDA	$28,787,864	$23,065,977
Adjusted EBITDA margin	9.2%	7.4%

AMERESCO, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended June 30,
	2011	2012
	(Unaudited)
Cash flows from operating activities:
Net income	$8,832,128	$5,168,868
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation of project assets	2,240,001	2,850,977
Depreciation of property and equipment	609,933	603,501
Amortization of deferred financing fees	94,822	138,191
Amortization of intangible assets	—	1,314,778
Provision for bad debts	34	24,107
Gain on sale of asset	—	(800,000)
Stock-based compensation expense	735,526	892,607
Deferred income taxes	453,460	43,697
Excess tax benefits from stock-based compensation arrangements	(3,510,339)	(448,916)
Changes in operating assets and liabilities:
(Increase) decrease in:
Restricted cash draws	37,303,666	14,069,843
Accounts receivable	(4,961,611)	(11,967,540)
Accounts receivable retainage	(1,104,244)	(3,613,426)
Federal ESPC receivable	(37,132,797)	(11,705,599)
Inventory	(349,778)	(369,359)
Costs and estimated earnings in excess of billings	(4,751,958)	(5,583,166)
Prepaid expenses and other current assets	(642,293)	(4,504,563)
Project development costs	(160,631)	(324,126)
Other assets	(823,972)	(766,682)
Increase (decrease) in:
Accounts payable, accrued expenses and other accrued liabilities	(653,233)	11,766,758
Billings in excess of cost and estimated earnings	4,218,481	7,346,139
Other liabilities	434,854	(345,461)
Income taxes payable	757,554	2,476,787
Net cash provided by operating activities	1,589,603	6,267,415
Cash flows from investing activities:
Purchases of property and equipment	(911,404)	(1,105,037)
Purchases of project assets	(8,129,688)	(9,695,695)
Net cash used in investing activities	(9,041,092)	(10,800,732)
Cash flows from financing activities:
Excess tax benefits from stock-based compensation arrangements	3,510,339	448,916
Payments of financing fees	(493,700)	—
Proceeds from exercises of options	2,585,997	735,839
Proceeds from (payments on) senior secured credit facility	35,000,000	(1,428,571)
Restricted cash	(1,087,999)	(3,367,515)
Payments on long-term debt	(1,642,731)	(1,327,493)
Net cash provided by (used in) financing activities	37,871,906	(4,938,824)
Effect of exchange rate changes on cash	12,140	(53,234)
Net increase (decrease) in cash and cash equivalents	30,432,557	(9,525,375)
Cash and cash equivalents, beginning of period	29,349,636	38,435,362
Cash and cash equivalents, end of period	$59,782,193	$28,909,987

AMERESCO, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
	Six Months Ended June 30,
	2011	2012
	(Unaudited)
Cash flows from operating activities:
Net income	$14,120,413	$6,674,166
Adjustments to reconcile net income to cash (used in) provided by operating activities:
Depreciation of project assets	4,450,613	5,456,007
Depreciation of property and equipment	1,081,722	1,281,474
Amortization of deferred financing fees	205,655	271,478
Amortization of intangible assets	—	2,971,022
Provision for bad debts	24,220	77,743
Gain on sale of asset	—	(800,000)
Stock-based compensation expense	1,594,576	1,674,060
Deferred income taxes	3,145,594	(506,631)
Excess tax benefits from stock-based compensation arrangements	(3,901,636)	(1,651,513)
Changes in operating assets and liabilities:
(Increase) decrease in:
Restricted cash draws	78,216,575	24,152,657
Accounts receivable	(12,582,461)	12,569,643
Accounts receivable retainage	335,308	2,079,382
Federal ESPC receivable	(73,639,333)	(25,775,736)
Inventory	(1,982,992)	(510,224)
Costs and estimated earnings in excess of billings	(10,895,160)	12,197,386
Prepaid expenses and other current assets	(663,502)	(1,679,160)
Project development costs	760,445	(1,156,085)
Other assets	(204,655)	(941,282)
Increase (decrease) in:
Accounts payable and accrued expenses and other accrued liabilities	(23,857,383)	(8,760,740)
Billings in excess of cost and estimated earnings	(328,028)	8,243,890
Other liabilities	4,777,394	525,181
Income taxes payable	(4,689,033)	3,083,458
Net cash (used in) provided by operating activities	(24,031,668)	39,476,176
Cash flows from investing activities:
Purchases of property and equipment	(1,806,634)	(2,381,570)
Purchases of project assets	(14,720,891)	(19,698,641)
Grant awards and rebates received on project assets	6,695,711	3,838,766
Net cash used in investing activities	(9,831,814)	(18,241,445)
Cash flows from financing activities:
Excess tax benefits from stock-based compensation arrangements	3,901,636	1,651,513
Book overdraft	—	(7,297,122)
Payments of financing fees	(544,289)	(20,325)
Proceeds from exercises of options	4,002,088	1,799,271
Proceeds from (payments on) senior secured credit facility	40,000,000	(7,857,142)
Proceeds from long-term debt financing	5,500,089	—
Minority interest	—	7,700
Restricted cash	(1,675,566)	(4,798,107)
Payments on long-term debt	(2,554,609)	(2,134,957)
Net cash provided by (used in) financing activities	48,629,349	(18,649,169)
Effect of exchange rate changes on cash	325,305	47,059
Net increase in cash and cash equivalents	15,091,172	2,632,621
Cash and cash equivalents, beginning of year	44,691,021	26,277,366
Cash and cash equivalents, end of period	$59,782,193	$28,909,987

Exhibit A: Non-GAAP Financial Measures
Ameresco defines adjusted EBITDA as operating income before depreciation, amortization of intangible assets and share-based compensation expense. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to operating income or any other measure of financial performance calculated and presented in accordance with GAAP.
The Company believes adjusted EBITDA is useful to investors in evaluating its operating performance for the following reasons: adjusted EBITDA and similar non-GAAP measures are widely used by investors to measure a company's operating performance without regard to items that can vary substantially from company to company depending upon financing and accounting methods, book values of assets, capital structures and the methods by which assets were acquired; securities analysts often use adjusted EBITDA and similar non-GAAP measures as supplemental measures to evaluate the overall operating performance of companies; and by comparing Ameresco's adjusted EBITDA in different historical periods, investors can evaluate its operating results without the additional variations of depreciation and amortization expense, and share-based compensation expense.
Ameresco's management uses adjusted EBITDA: as a measure of operating performance, because it does not include the impact of items that management does not consider indicative of our core operating performance; for planning purposes, including the preparation of the annual operating budget; to allocate resources to enhance the financial performance of the business; to evaluate the effectiveness of Ameresco's business strategies; and in communications with the board of directors and investors concerning Ameresco's financial performance.
The Company understands that, although measures similar to adjusted EBITDA are frequently used by investors and securities analysts in their evaluation of companies, adjusted EBITDA has limitations as an analytical tool, and investors should not consider it in isolation or as a substitute for GAAP operating income or an analysis of Ameresco's results of operations as reported under GAAP. Some of these limitations are: adjusted EBITDA does not reflect the Company's cash expenditures or future requirements for capital expenditures or other contractual commitments; adjusted EBITDA does not reflect changes in, or cash requirements for, Ameresco's working capital needs; adjusted EBITDA does not reflect stock-based compensation expense; adjusted EBITDA does not reflect cash requirements for income taxes; adjusted EBITDA does not reflect net interest income (expense); although depreciation, amortization and impairment are non-cash charges, the assets being depreciated, amortized or impaired will often have to be replaced in the future, and adjusted EBITDA does not reflect any cash requirements for these replacements; and other companies in Ameresco's industry may calculate adjusted EBITDA differently than it does, limiting its usefulness as a comparative measure.
To properly and prudently evaluate Ameresco's business, the Company encourages investors to review its GAAP financial statements included above, and not to rely on any single financial measure to evaluate the business. Please refer to the above reconciliation of adjusted EBITDA to operating income, the most directly comparable GAAP measure.